UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

_____________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2018

Allegiant Travel Company

(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 N. Town Center Drive, Las Vegas, NV		89144

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:              (702) 851-7300
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as in Rule 405 of the Securities Act of 193 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Section 2    Financial Information

Item 2.02    Results of Operations and Financial Condition.

On April 25, 2018, Allegiant Travel Company (the “Company”) issued the press release attached as Exhibit 99.1 to this Form 8-K concerning our results of operations for the quarter ended March 31, 2018.

This information is being furnished under Item 2.02 of Form 8-K. This report and Exhibit 99.1 are deemed to be furnished and are not considered “filed” with the Securities and Exchange Commission. As such, this information shall not be incorporated by reference into any of our reports or other filings made with the Securities and Exchange Commission.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in the press release that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include our statements regarding future expense, ASM growth, expected capital expenditures, number of contracted aircraft to be placed in service in the future, timing of aircraft retirements, as well as other information concerning future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, the effects of future regulation and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," “guidance,” "anticipate," "intend," "plan," "estimate," “project”, “hope”  or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause our results to differ materially from those expressed in the forward-looking statements generally may be found in our periodic reports and registration statements filed with the Securities and Exchange Commission at www.sec.gov. These risk factors include, without limitation, an accident involving, or problems with, our aircraft, public perception of our safety, our reliance on our automated systems, limitation on growth as we transition to a single fleet type, risk of breach of security of personal data, volatility of fuel costs, labor issues and costs, the ability to obtain regulatory approvals as needed, the effect of economic conditions on leisure travel, debt covenants and balances, the ability to finance aircraft under contract, terrorist attacks, risks inherent to airlines, our competitive environment, our reliance on third parties who provide facilities or services to us, the possible loss of key personnel, economic and other conditions in markets in which we operate, the ability to successfully develop a hotel-condo project in Southwest Florida, governmental regulation, increases in maintenance costs and cyclical and seasonal fluctuations in our operating results.

Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Section 5    Financial Information

Item 5.03    Results of Operations and Financial Condition.

Effective April 24, 2018, the Board of Directors (the “Board”) of Allegiant Travel Company (the “Company”) adopted amendments to the Company’s bylaws (i) to implement “proxy access” to permit a stockholder or a group of stockholders owning 5% or more of the Company’s common stock continuously for at least three years to nominate and include in the Company’s proxy materials for an annual meeting of stockholders director nominees constituting up to 20% of the Board (or if such amount is not a whole number, rounded down to the next lower whole number below 20%, but not less than one), subject to certain limitations, if such nominating stockholders and nominees satisfy the applicable requirements and (ii) to make certain conforming and technical changes.

This summary of the amendments is qualified in its entirety by reference to the complete copy of the amended and restated bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein. Additionally, a copy of the amended and restated bylaws marked to show changes is also attached as Exhibit 3.2 hereto.

Section 9    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits

Exhibit No.	Description of Document

3.1	Bylaws of Allegiant Travel Company as amended on April 24, 2018
3.2	Bylaws of Allegiant Travel Company as amended on April 24, 2018 (marked)
99.1	Press Release issued by Allegiant Travel Company on April 25, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2018	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Scott Sheldon
	Name:	Scott Sheldon
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

3.1	Bylaws of Allegiant Travel Company as amended on April 24, 2018
3.2	Bylaws of Allegiant Travel Company as amended on April 24, 2018 (marked)
99.1	Press Release issued by Allegiant Travel Company on April 25, 2018